                                                                   EXHIBIT 10.59

                             TERMINATION AGREEMENT

This Termination Agreement (the "Termination Agreement") is made as of the 24th day of October, 2001 (the "Effective Date") by and between Andrx Labs, Inc., formerly known as Aura Laboratories, Inc. ("Andrx Labs"), Andrx Pharmaceuticals, Inc. ("Pharmaceuticals") and Anda, Inc., formerly known as Anda Generics, Inc. ("Anda"), each of which is a subsidiary of Andrx Corporation ("Andrx"), and Geneva Pharmaceuticals, Inc. ("Geneva" and collectively with the other signatories hereto, the "Parties").

WHEREAS:

A Product Distribution, Development and Licensing Agreement was executed as of the 1/st/ day of May, 1999 by the Parties and Global Generics Sector of Novartis AG ("Novartis Generics"), which agreement was amended by Amendment Number 1, Amendment Number 2, Amendment Number 3 and Amendment Number 4 (collectively, the "Agreement"); and

The Parties have determined that it is in their mutual best interest to terminate the Agreement and for Geneva to transfer all of its right, title and interest in and to the Andrx Products to Andrx on the terms and conditions herein set forth;

NOW, THEREFORE, the parties agree as follows:

1.   Capitalized Terms. All capitalized terms not defined herein shall have the
     -----------------
     meaning ascribed to them in the Agreement.

2.   Termination of Agreement. The Agreement and all covenants and provisions
     ------------------------
     thereof are terminated as of the Effective Date and the parties shall be released from all obligations to one another in accordance with the following terms and conditions:

     A. All requirements of Anda to purchase Geneva Products pursuant to the Agreement are terminated as of the Effective Date. In conjunction with entering into the Agreement, Anda and Geneva entered into a Supply Agreement dated December 18, 1998 (that supply agreement including all subsequent agreed to modifications is now defined as the "Supply Agreement"). Notwithstanding the termination of Anda's obligation to purchase certain minimum amounts of Geneva Products, the Parties agree that Anda is an authorized distributor for Geneva under the terms of the Supply Agreement. Until such time as the parties enter into a new Customer Purchase Agreement, the existing Supply Agreement shall continue to apply.

     B. In consideration of Geneva's performance, to date, under the Agreement and its agreement herein to relinquish all of its rights in and to the Andrx Products, Andrx herein agrees to make the payments set forth on Exhibit A-1 to Geneva, within ten days of the event therein described.

          In addition to the payments, Andrx shall pay Geneva a royalty on the Net Sales from the sale of Metformin in the United States on a quarterly basis for a term of five (5) years in accordance with the schedule attached hereto as Exhibit A-2. For purposes of this Termination Agreement, Net Sales shall mean the actual gross amount invoiced by Andrx and its Affiliates to their non-Affiliated customers for the sale of Metformin Extended Release, less customary discounts, returns, promotional allowances, volume and incentive rebates, shelf stock adjustments and other similar customary adjustments or allowances actually accrued in accordance with U.S. GAAP to such customers in the normal course of business by Andrx or its Affiliates.

     C.   Maintenance of Records; Inspection. Andrx shall maintain complete and
          ----------------------------------
          accurate books and records in connection with the sale of Metformin Extended Release by Andrx and its Affiliates to their non-Affiliated customers in the normal course of business by Andrx or its Affiliates ("Commercial Sales"). Such books and records shall be made available from time to time and upon reasonable prior written notice to Andrx for review and audit by outside auditors who are not affiliated with either Party or their respective Affiliates and who are reasonably acceptable to the Party whose books and records are to be audited ("Auditors"). The cost of such audit shall be borne by the Party requesting such audit unless such audit shows that the audited Party overstated the amount which it was entitled to receive or understated the amount which the auditing Party was entitled to receive by two and one-half (2.5%) percent or more ("Excessive Error") in which event the Party whose records were audited shall reimburse the other Party for the cost of such audit. Any such audit shall be scheduled during regular business hours within two (2) weeks after the Party whose books and records are to be audited and the Party requesting such audit have agreed upon the Auditors to be employed. Such Auditors shall not disclose any information to the Party requesting such audit other than whether in their opinion the Commercial Sales have been properly calculated or reported, or if in their opinion they have not been accurately reported, then the extent of any inaccuracy. The Auditors and the auditors of the Party whose books and records were examined shall meet to resolve any differences of opinion, and, if such differences cannot be resolved within thirty (30) days, then they shall choose a third accounting firm to resolve such differences. If they are unable to agree upon a third accounting firm within sixty
          (60) days after the Auditors have presented their initial findings, then either Party may apply to the American Arbitration Association to have a third accounting firm appointed to resolve such differences ("Independent Accounting Firm"). The decision of the Independent Accounting Firm shall be final and binding upon the Parties. The fees and expenses of the Independent Accounting Firm shall be borne equally by the Parties except if the decision of such Independent Accounting Firm confirms that an Excessive Error was made in which event the fees of the Independent Accounting Firm shall be borne solely by the Party who committed the Excessive Error. The Auditors shall, before commencing their audit, execute a confidentiality agreement in form and substance reasonably satisfactory to the Party whose books and records are being audited.

3.   Publicity. Neither Geneva nor Andrx shall publicly disclose the continuing
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     financial terms reflected in the attachments to this Termination Agreement or the products covered by the Agreement, without the other's written consent, unless required by law.

4.   Notices. Any notice or other communication required or desired to be given
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     to any Party under this Termination Agreement shall be in writing and shall be deemed given when: (i) deposited in the United States mail, first-class postage prepaid, and addressed to that Party at the address for such Party set forth at the end of this Termination Agreement; (ii) delivered to Federal Express, Airborne, or any other similar express delivery service for delivery to that Party at that address; or (iii) sent by facsimile transmission, with electronic confirmation, to that Party at its facsimile number set forth at the end of this Termination Agreement. Any Party may change its address or facsimile number for notices under this Termination Agreement by giving the other Party notice of such change.

5.   Governing Law; Venue. All questions concerning the validity or meaning of
     --------------------
     this Termination Agreement or relating to the rights and obligations of the Parties with respect to performance under this Termination Agreement shall be construed and resolved under the laws of the State of Delaware. The Parties hereby designate: the courts of the State of New York as the court of proper jurisdiction and venue for any actions or proceedings relating to this Termination Agreement if such action or proceeding if commenced by Geneva/Novartis Generics and the courts of the State of Florida if such action or proceeding is commenced by Andrx; irrevocably consent to such designation, jurisdiction, and venue; and waive any obligations or defenses relating to jurisdiction or venue with respect to any actions or proceedings initiated in such court.

6.   No Implied Waivers; Rights Cumulative. No failure on the part of Geneva or
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     Andrx to exercise and no delay in exercising any right, power, remedy or privilege under this Termination Agreement or provided by statute or at law or in equity or otherwise, including, without limitation, the right or power to terminate this Termination Agreement, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Termination Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

7.   Complete Agreement. This Termination Agreement and the attachments referred
     ------------------
     to herein contain the entire agreement between the Parties and supersedes all prior or contemporaneous discussions, negotiations, representations, warranties, or agreements. No changes to this Termination Agreement will be made or be binding on either Party unless made in writing and signed by each Party.

8.   Signature Authority. Each signatory to this Termination Agreement
     -------------------
     represents and warrants to the other that he or she has signature authority and is empowered on behalf of his or her respective Party to execute this Termination Agreement.

9.   Attorneys' Fees. Except as otherwise set forth in this Termination
     ---------------
     Agreement, all costs and expenses, including reasonable attorneys' fees, incurred in the enforcement of this Termination Agreement, shall be paid to the prevailing Party by the non-prevailing Party, upon demand.

10.  Counterparts This Termination Agreement may be executed in one or more
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     counterparts, all of which may be considered one and the same agreement and each of such counterparts shall be deemed an original.

11.  No Partnership or Other Relationship. Nothing contained in this Termination
     ------------------------------------
     Agreement is intended nor shall be deemed or construed to (i) create a partnership or joint venture between the Parties, (ii) cause any Party to be responsible for the debts, liabilities, obligations, and expenses of the other or any of the Party's officers, directors, employees, independent contractors or agents, or (iii) substitute any Party for the other Party's officers, directors, employees, independent contractors or agents.


                          [INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto, through their duly authorized officers, have set their hands and do hereby agree to the terms set forth above on the date first written above.

ANDRX LABS, INC.                         ANDA, INC.

By:    /s/ Angelo C. Malahias            By:    /s/ Angelo C. Malahias
       ------------------------------           ------------------------------
Title: VP. and CFO                       Title: VP. and CFO
       ------------------------------           ------------------------------
Date:  October 24, 2001                  Date:  October 24, 2001
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Address:                                 Address:
2915 Weston Road                         2915 Weston Road
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Weston, FL 33331                         Weston, FL 33331
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Telephone Number: ___________________    Telephone Number: ___________________
Facsimile Number:  __________________    Facsimile Number:  __________________


ANDRX PHARMACEUTICALS, INC.              GENEVA PHARMACEUTICALS, INC.


By:    /s/ Angelo C. Malahias            By:    /s/ Joseph D. Renner
       ------------------------------           ------------------------------
Title: VP. and CFO                       Title: Chief Operating Officer
       ------------------------------           ------------------------------
Date:  October 24, 2001                  Date:  October 24, 2001
       ------------------------------           ------------------------------
Address:                                 Address:
2915 Weston Road                         101 Morgan Lane
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Weston, FL 33331                         Plainsboro, NJ 08536
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Telephone Number: ___________________    Telephone Number: ___________________
Facsimile Number:  __________________    Facsimile Number:  __________________

                                  Exhibit A-1

                                    Payments

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(i)      Upon completion of trial 301 study report, but in no event later than December 31, 2001.        (*)
         ------------------------------------------------------------------------------------------------------
(ii)     Upon filing the NDA for Metformin Extended Release with the FDA.                                (*)
         ------------------------------------------------------------------------------------------------------
(iii)    Upon obtaining the Approvals for Metformin Extended Release.                                    (*)
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(iv)     Upon the first Commercial Sale of Metformin Extended Release.                                   (*)
         ------------------------------------------------------------------------------------------------------

(*) Marked text omitted pursuant to an application for an order for confidential treatment by Andrx Corporation.

                                  Exhibit A-2

                                    Royalty

Andrx shall pay Geneva a (*)% royalty on the Net Sales for the sale of Metformin Extended Release in the United States on a quarterly basis for a term of five
(5) years in accordance with this schedule.

     ---------------------------------------------------------------
                  Term                                     Royalty
     ---------------------------------------------------------------
     *First year of commercialization                        (*)
     ---------------------------------------------------------------
     Second year of commercialization                        (*)
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     Third year of commercialization                         (*)
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     Fourth year of commercialization                        (*)
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     Fifth year of commercialization                         (*)
     ---------------------------------------------------------------

* The first year of commercialization shall commence upon the first Commercial Sale and shall continue for 364 consecutive days.

** Provided however that if a third party introduces a fully approved AB rated generic version of Metformin Extended Release in years 3 through 5, the minimum royalty amount shall be reduced from (*) to (*).

(*) Marked text omitted pursuant to an application for an order for confidential treatment by Andrx Corporation.